Exhibit 10.1

MUTUAL RELEASE AND WAIVER AGREEMENT

This MUTUAL RELEASE AND WAIVER AGREEMENT (the “Release”), is made and entered into as of July 19, 2007 (the “Effective Date”), by and between ACTIVIDENTITY CORPORATION, a Delaware corporation (the “Company”) and JASON HART, MICHAEL SMITH and EQUITY PARTNERS TWO PTY LTD (collectively, the “Former Protocom Shareholders”). The Company and each of the Former Protocom Shareholders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, the Company, the Former Protocom Shareholders and Peter Johnson (as replaced by Quentin Jones) (the “Sellers’ Representative”), entered into that certain Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of July 26, 2005, pursuant to which the Company acquired the outstanding capital stock (the “Acquisition”) of Protocom Development Systems Pty. Ltd. (“Protocom”). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Stock Purchase Agreement;

WHEREAS, pursuant to Sections 2.02 and 2.07 of the Stock Purchase Agreement, the Company agreed to issue up to an additional 2,100,000 shares of its Common Stock to the Former Protocom Shareholders under an earn-out provision if Protocom achieved certain revenue targets during the one-year period ended June 30, 2006 (the “Earnout”);

WHEREAS, based on the Company’s calculation of the qualifying revenues that are credited toward the Earnout, the Company has concluded that the revenue targets have not been met and no additional consideration under the Earnout is owed to the Former Protocom Shareholders;

WHEREAS, the Sellers’ Representative has demanded that the full Earnout amount be paid to the Former Protocom Shareholders and has threatened to file suit against the Company (the “Earnout Dispute”);

WHEREAS, the Parties desire to settle the outstanding disputes, including the Earnout Dispute, related to the transactions contemplated by the Stock Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the $898,000 (USD) (the “Settlement Amount”) to be paid by the Company to the Former Protocom Shareholders within five (5) business days from the date hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Former Protocom Shareholders agree as follows:

1.             Release and Waiver.

(a)           Subject to delivery of the full Settlement Amount to the Sellers’ Representative, the Former Protocom Shareholders, on behalf of themselves and their successors,

assigns, heirs, beneficiaries, creditors, representatives, agents, shareholders, partners, limited partners, general partners and affiliates (the “Protocom Releasing Parties”), hereby fully, finally, unconditionally and irrevocably waive, pursuant to Section 10.03 of the Stock Purchase Agreement, any and all of their rights to receive shares of Common Stock pursuant to Sections 2.02 and 2.07 of the Stock Purchase Agreement and release, acquit and forever discharge the Company, and each of its respective officers, directors, partners, general partners, limited partners, managing directors, members, stockholders, trustees, representatives, employees, principals, agents, affiliates, parents, subsidiaries (direct and indirect), joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them (collectively, the “Company Released Parties”), of and from any and all commitments, actions, debts, claims, counterclaims, suits, causes of action, damages, demands, liabilities, obligations, costs, expenses, and compensation of every kind and nature whatsoever, past, present or future, at law or in equity, whether known or unknown, contingent or otherwise, which the Protocom Releasing Parties, or any of them, had, has or may have had at any time in the past until and including the date of this Release, against the Company Released Parties, or any of them, including, but not limited to, any claims which relate to or arise out of the Stock Purchase Agreement and any claims for breach of contract or for fraud or fraudulent inducement in connection with the negotiation, execution, delivery and performance of the Stock Purchase Agreement and the other documents and agreements to which the Former Protocom Shareholders are a party in connection with the transactions contemplated by the Stock Purchase Agreement (collectively, “Company Causes of Action”). Notwithstanding the foregoing, this Release shall exclude (i) claims solely related to the Company’s payment of the Settlement Amount and (ii) any claims arising out of or relating to Mr. Hart’s or Mr. Smith’s employment with the Company.

(b)           The Company, on behalf of itself and its successors, assigns, heirs, beneficiaries, creditors, representatives, agents, shareholders, partners, limited partners, general partners and affiliates (the “Company Releasing Parties”), hereby fully, finally, unconditionally and irrevocably waives and releases, acquits and forever discharges each of the Former Protocom Shareholders, and each of their respective officers, directors, partners, general partners, limited partners, managing directors, members, stockholders, trustees, representatives, employees, principals, agents, affiliates, parents, subsidiaries (direct and indirect), joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers and attorneys of any of them (collectively, the “Protocom Released Parties”), of and from any and all commitments, actions, debts, claims, counterclaims, suits, causes of action, damages, demands, liabilities, obligations, costs, expenses, and compensation of every kind and nature whatsoever, past, present or future, at law or in equity, whether known or unknown, contingent or otherwise, which such Company Releasing Parties, or any of them, had, has or may have had at any time in the past until and including the date of this Release, against the Protocom Released Parties, or any of them, including, but not limited to, any claims which relate to or arise out of the Stock Purchase Agreement and any claims for breach of contract or for fraud or fraudulent inducement in connection with the negotiation, execution, delivery and performance of the Stock Purchase Agreement and the other documents and agreements to which the Company is a party in connection with the transactions contemplated by the Stock Purchase Agreement (collectively, “Protocom Shareholders Causes of Action” and together with the Company Causes of Action, the “Causes of Action”).

2.             No Assignment of Claims. Each of the Parties hereby represents solely on behalf of such Party to each of the other Parties that such Party (a) has not assigned, transferred, sold or otherwise hypothecated any right to receive the Common Stock pursuant to Section 2.07 of the Stock Purchase Agreement; (b) has not assigned any Causes of Action or possible Causes of Action against any other Party, (c) fully intends to release all Causes of Action against the other Parties including, without limitation, unknown and contingent Causes of Action and (d) has consulted with counsel with respect to the execution and delivery of this Release and has been fully apprised of the consequences hereof. Each of the Parties also hereby expressly waives the benefits of Section 1542 of the California Civil Code, as well as any similar provisions under applicable law, which reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known to him must have materially affected his settlement with the debtor.”

3.             Covenant Not to Sue. Each of the Parties covenants and agrees not to institute, directly or indirectly, any litigation, lawsuit, claim or action against any of the other Parties with respect to the released Causes of Action.

4.             Adequacy of Information. Each of the Parties hereby represents and warrants that they have access to adequate information regarding the terms of the Stock Purchase Agreement and each other document and agreement to which they are a party in connection with the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the adequacy of the Settlement Amount, the scope and effect of the general release set forth herein, and all other matters encompassed by this Release, to make an informed and knowledgeable decision with regard to entering into this Release. Each of the Parties further represents and warrants that they have not relied upon any of the other Parties in deciding to enter into this Release and have instead made their own independent analysis and decision to enter into this Release. Each of the Parties further acknowledges that they may hereafter discover facts different from, or in addition to, those which they now know or believe to be true with respect to the claims released hereby, and agree that, in such event, this Release shall nevertheless be and remain effective in all respects, notwithstanding such different or additional facts or the discovery thereof.

5.             Sufficiency of Consideration. The Former Protocom Shareholders acknowledge and agree that the release granted by the Company and the Settlement Amount payable to them pursuant to the terms of this Release and the covenants contained herein provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Release. The Company acknowledges and agrees that the release granted by the Former Protocom Shareholders pursuant to the terms of this Release and the covenants contained herein provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Release.

6.             Law Governing; Dispute Resolution. This Release, and all claims and disputes arising in connection with this Release, or the negotiation, breach, termination, performance or validity hereof or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws principles thereof. Any claim or dispute arising out of or relating to this Release, or the negotiation, breach, termination, performance or validity hereof or the transactions contemplated hereby, shall be resolved solely and exclusively in accordance with the terms of Section 11.10 of the Stock Purchase Agreement.

7.             Interpretation. Each Party has been represented by counsel in connection with this Release and each provision of this Release shall be interpreted and construed as if it were equally and jointly drafted by the Parties.

8.             Third Party Beneficiaries; Amendments. The Parties acknowledge and agree that each of the Company Released Parties and Protocom Released Parties is a third party beneficiary of this Release, and shall be entitled to enforce the provisions herein against the other Parties to the same extent as if they were parties hereto. The Parties acknowledge and agree that this Release may only be amended, modified or supplemented by written agreement of the Company and each of the Former Protocom Shareholders.

9.             Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Release, the terms and conditions of the Stock Purchase Agreement shall remain in full force and effect. This Release and the Stock Purchase Agreement (and the exhibits thereto) constitute the entire understanding and agreement between and among the Parties with respect to the subject matter hereof. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party with respect to the subject matter of this Release. All prior or contemporaneous conversations, negotiations, proposed agreements and agreements, or representations, covenants and warranties with respect to the subject matter hereof are merged herein, waived, superseded and replaced in total by this Release.

10.          Counterparts. This Release may be executed in counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

11.          Severability. Any provision of this Release that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

12.          Indemnity. Without in any way limiting any of the rights and remedies otherwise available to any Party hereunder,

(a)           the Former Protocom Shareholders shall, jointly but not severally, indemnify and hold harmless each Company Released Party from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorneys’ fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of any Protocom Releasing Party of any claim or other matter released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Company Released Party, which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of any Protocom Releasing Party against such third party of any claims or other matters released pursuant to this Release; and

(b)           the Company shall indemnify and hold harmless each Protocom Released Party from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorneys’ fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of any Company Releasing Party of any claim or other matter released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Protocom Released Party, which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of any Company Releasing Party against such third party of any claims or other matters released pursuant to this Release.

13.          Effectiveness of Release. If the Company does not pay the Settlement Amount to the Sellers’ Representative within five business days from the date hereof, this Release is null and void ab initio and shall not bind any Party.

[END OF TEXT]

IN WITNESS WHEREOF, each of the parties hereto have caused this Release to be duly executed and delivered as of the date first written above.

THE COMPANY:	ACTIVIDENTITY CORPORATION, a Delaware corporation

	By:	/s/ Richard Kashnow
Name: Richard Kashnow
Title: Chairman

HART:	JASON HART, an individual

By:

SMITH:	MICHAEL SMITH, an individual

By:

EQUITY PARTNERS:	EQUITY PARTNERS TWO PTY LTD. Trustee for Equity Partners 2 Trust

By:
Name: Quentin Jones
Title: Director

By:
Name: Richard Gregson
Title: Director

IN WITNESS WHEREOF, each of the parties hereto have caused this Release to be duly executed and delivered as of the date first written above.

THE COMPANY:	ACTIVIDENTITY CORPORATION, a Delaware corporation

By:
Name: Richard Kashnow
Title: Chairman

HART:	JASON HART, an individual

	By:	/s/ Jason Hart

SMITH:	MICHAEL SMITH, an individual

By:

EQUITY PARTNERS:	EQUITY PARTNERS TWO PTY LTD, Trustee for Equity Partners 2 Trust

By:
Name: Quentin Jones
Title: Director

By:
Name: Richard Gregson
Title: Director

IN WITNESS WHEREOF, each of the parties hereto have caused this Release to be duly executed and delivered as of the date first written above.

THE COMPANY:	ACTIVIDENTITY CORPORATION, a Delaware corporation

By:
Name: Richard Kashnow
Title: Chairman

HART:	JASON HART, an individual

By:

SMITH:	MICHAEL SMITH, an individual

	By:	/s/ Michael Smith

EQUITY PARTNERS:	EQUITY PARTNERS TWO PTY LTD, Trustee for Equity Partners 2 Trust

By:
Name: Quentin Jones
Title: Director

By:
Name: Richard Gregson
Title: Director

IN WITNESS WHEREOF, each of the parties hereto have caused this Release to be duly executed and delivered as of the date first written above.

THE COMPANY:	ACTIVIDENTITY CORPORATION, a Delaware corporation

By:
Name: Richard Kashnow
Title: Chairman

HART:	JASON HART, an individual

By:

SMITH:	MICHAEL SMITH, an individual

By:

EQUITY PARTNERS:	EQUITY PARTNERS TWO PTY LTD, Trustee for Equity Partners 2 Trust

	By:	/s/ Quentin Jones
Name: Quentin Jones
Title: Director

By:	/s/ Rajeev Dhawan
Name: Rajeev Dhawan
Title: Director